EXHIBIT 10.201

                          Asset Based Lending Division

NATIONAL
BANK
OF CANADA

December 15, 2000

CATALINA LIGHTING CANADA, (1992) INC.
LUMIERES CATALINA CANADA, (1992) INC.
c/o Catalina Lighting Inc.
18191 N.W. 68th Avenue
Miami, Florida 33015
United States of America

Attention: Mr. Robert Hersh, President

Dear Sir:

         RE: Fourth Amendment to Offer of financing and banking services

Reference is hereby made to the Offer of financing and banking services dated April 17, 1996 and amended October 17, 1997 (First Amendment), December 19, 1997 (Second Amendment), and May 15, 2000 (Third Amendment) between Catalina Lighting Canada, (1992) Inc. (the "Borrower") and National Bank of Canada (the "Bank"). Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Offer of financing and banking services.

In consideration of the mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Borrower have agreed as follows;

1) The Offer of financing and banking services shall be further amended as follows:

         A) The positive covenant referenced in section 6.1.4 shall be replaced by the following:

                           Until payment in full of any amounts due under the terms of this Offer, the Borrower shall;

                  6.1.4 maintain a Shareholders Equity of at least $2,100,000 as at September 30, 2000, $2,250,000 as at December 31, 2000 and $2,500,000 as at March 31, 2001 and all
                           subsequent periods; as determined in accordance with
                           section 8.1.

2. A $5,000 amendment fee will be charged to the Borrower in connection with the amendments and waivers set forth herein.

3. The amendments and waivers set forth herein are strictly limited to the terms, covenants, matters, occasions, and times specifically described above and shall not be deemed to constitute and amendment, consent or waiver with respect to any other term, covenant, matter, time or occasion.

                          350 Burnhamthorpe Road West
                          Suite 216
                          Mississauga, Ontario L5B 3J1
                          Telephone: (905)272-1515
                          Fax:       (905)272-8522

Amendment to Offer of financing
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4.       This letter agreement supersedes and replaces any prior agreements of understandings with respect to any of the matters provided for herein.

5. This letter agreement shall be deemed to have been made in the Province of Ontario and governed by the interpreted in accordance with the laws of such province, and the laws of Canada applicable therein, except that no doctrine or choice of law shall be used to apply the laws of any other jurisdiction.

Except to the extent waived or modified herein, the Offer of financing and banking services remains in full force and effect and is hereby ratified and confirmed. Please evidence your agreement with the terms of this letter and agreement by signing in the space below. This letter agreement shall become effective in accordance with its terms upon execution by the Bank and the Borrower whereupon all references to the Agreement in the Offer of financing and banking services and in the other credit Documents shall, except where the context otherwise requires, be deemed to be a reference to the Offer of financing and banking services as amended by this letter agreement.


Sincerely

NATIONAL BANK OF CANADA


Per: /s/ Sean Noonan                       Per: /s/ Ellis Gaston
    ------------------------------             ------------------------------
     Sean Noonan                               Ellis Gaston
     Account Manager                           Senior Manager

ACCEPTANCE

We acknowledge and accept the terms and conditions of this letter agreement as of the day first written above.

CATALINA LIGHTING CANADA, (1992) INC./
LUMIERES CATALINA CANADA, (1992) INC.


Per: /s/ Robert Hersh
    ------------------------------
    Name: Robert Hersh
    Title: CEO and President






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Catalina Lighting Canada, (1992) Inc./Lumieres Catalina Canada, (1992) Inc.